Exhibit 10.1

EXECUTION VERSION

TRINITY CAPITAL INC.

UNDERWRITING AGREEMENT

3,587,736 SHARES OF COMMON STOCK

August 15, 2022

Keefe, Bruyette & Woods, Inc.

A Stifel Company

Morgan Stanley & Co. LLC

UBS Securities LLC

Wells Fargo Securities, LLC

c/o Keefe, Bruyette & Woods, Inc.

787 Seventh Avenue, Fourth Floor
New York, New York 10019

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

c/o Wells Fargo Securities, LLC

500 West 33rd Street

14th Floor

New York, New York 10001

as Representatives of the several Underwriters

Dear Sirs and Madams:

Pursuant to the terms and conditions of this Underwriting Agreement (this “Agreement”), Trinity Capital Inc., a Maryland corporation (the “Company”) proposes to sell to you, Keefe, Bruyette & Woods, Inc. (“KBW”), Morgan Stanley & Co. LLC (“Morgan Stanley”), UBS Securities LLC (“UBS”) and Wells Fargo Securities, LLC (“Wells Fargo”), and each of the other underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 8 hereof), for whom KBW, Morgan Stanley, UBS and Wells Fargo are acting as representatives (in such capacity, the “Representatives”), 3,587,736 shares (the “Initial Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Company also proposes to grant to the Underwriters the option described in Section 1(b) hereof to purchase up to 538,160 additional shares of Common Stock from the Company (the “Option Shares” and together with the Initial Shares, the “Shares”).

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered. As used herein, the “Offering” means the offer and sale of the Initial Shares and any Option Shares.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form N-2 (No. 333-261782), as amended, and a related prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the related rules and regulations of the Commission thereunder. The registration statement, which contains a base prospectus dated January 27, 2022 (the “Base Prospectus”), as it may have heretofore been amended at the time it became effective, including all documents filed as a part thereof, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B and Rule 424(b) under the Securities Act, and any post-effective amendment filed pursuant to Rule 462(b) under the Securities Act, is hereinafter referred to as the “Registration Statement” and became effective on January 27, 2022. The Company has also prepared and filed with the Commission a preliminary prospectus supplement dated August 15, 2022 (the “Preliminary Prospectus Supplement,” and together with the Base Prospectus, the “Preliminary Prospectus”). The Company will prepare and file a final prospectus supplement with the Commission pursuant to Rule 424(b) under the Securities Act after the execution and delivery of this Agreement that supplements the Base Prospectus with respect to the offer and sale of the Shares (the “Final Prospectus Supplement”). The Final Prospectus Supplement and the Base Prospectus are hereinafter referred to collectively as the “Final Prospectus”.

Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the offering of the Shares contemplated by this Agreement is hereinafter called an “Issuer Free Writing Prospectus.” As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Shares contemplated by this Agreement that is a “written communication” (as defined in Rule 405 under the Securities Act). All references to the Registration Statement, the Preliminary Prospectus, the Final Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include all exhibits and annexes thereto and the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Permitted Written Testing-the-Waters Communications” means the Written Testing-the-Waters Communications, if any, listed on Schedule B hereto.

The Company hereby confirms that it has authorized the use of the Preliminary Prospectus and the Final Prospectus by the Underwriters in connection with the Offering.

The Company and the Underwriters hereby agree as follows:

1.	Sale and Purchase.

(a) Initial Shares. Upon the basis of the representations and warranties and other terms and conditions set forth in this Agreement, the Company agrees to sell and to issue to the Underwriters the Initial Shares and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $14.87 per share (the “Purchase Price”), that number of Initial Shares set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Shares that such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives, in their sole discretion, shall make to eliminate any sales or purchases of fractional shares.

(b) Option Shares. Upon the basis of the representations and warranties and other terms and conditions set forth in this Agreement, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase from the Company up to an additional 538,160 shares of Common Stock at the Purchase Price per share, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Shares but not payable on the Option Shares made in connection with the Offering of the Initial Shares. The option granted by this Section 1(b) will expire 30 days after the date hereof and may be exercised in whole or in part from time to time in one or more (but not more than three) installments, including at the Closing Time (as defined below), upon written notice by the Representatives to the Company setting forth the number of Option Shares as to which the Underwriters are then exercising the option and the time and date of payment for and delivery of such Option Shares in book-entry form. Any such time and date of payment for and delivery of such Option Shares shall be determined by the Representatives, but shall not be later than five (5) full business days, nor earlier than two (2) full business days after the exercise of such option, nor in any event prior to the Closing Time, unless otherwise agreed in writing by the Representatives and the Company (any such date, a “Secondary Closing Date”).

2.	Payment and Delivery.

(a) Initial Shares. The closing of the Underwriters’ purchase of the Initial Shares shall be held at the office of Ropes & Gray, LLP, 1211 Avenue of the Americas, New York, New York 10036 (unless another place shall be agreed upon by the Representatives and the Company). At the closing, subject to the satisfaction or waiver of the closing conditions set forth in this Agreement, payment of the aggregate Purchase Price of the Initial Shares shall be made to the Company by wire transfer of immediately available funds to the bank accounts designated by the Company against delivery to the Representatives through the facilities of The Depositary Trust Company (“DTC”) for the respective accounts of the Underwriters of the Initial Shares and Option Shares, if any, to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the aggregate Purchase Price for, the Initial Shares and Option Shares, if any, which it has agreed to purchase. The Representatives may (but shall not be obligated to) make payment of the purchase price for the Initial Shares or Option Shares, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time but such payment shall not relieve such Underwriter from its obligations hereunder. Such payment and delivery shall be made at 10:00 a.m., New York City time, on the second (2nd) business day after the date hereof (unless another time, not later than ten (10) business days after such date, shall be agreed to by the Representatives and the Company) (the “Closing Date”). The time at which such payment and delivery are actually made on the Closing Date referred to herein as the “Closing Time.”

(b) Option Shares. The closing of the purchase by the Underwriters of the Option Shares shall occur from time to time (but on no more than three occasions, including at the Closing Time) at the offices of Ropes & Gray, LLP, 1211 Avenue of the Americas, New York, New York 10036 (unless another place shall be agreed upon by the Representatives and the Company). On the applicable Secondary Closing Time, subject to the satisfaction or waiver of the closing conditions set forth in this Agreement, the Representatives shall pay to the Company the aggregate applicable purchase price for the Option Shares then purchased by the Underwriters at the Secondary Closing Time by wire transfer of immediately available funds against the Company’s delivery of the Option Shares. Such payment and delivery shall be made at 10:00 a.m., New York City time, on each Secondary Closing Time. The Option Shares shall be delivered in book-entry form through the facilities of DTC, in such names and in such denominations as the Representatives shall specify. The time at which payment by the Representatives for and delivery by the Company of any Option Shares are actually made is referred to herein as a “Secondary Closing Time.”

3.	Representations and Warranties of the Company.

The Company hereby represents and warrants to each Underwriter, as of the date of this Agreement, the Closing Time and any Secondary Closing Time, and agrees with each Underwriter, as follows:

(a) Preliminary Prospectus. No order preventing or suspending the use of the Preliminary Prospectus has been issued by the Commission, and the Preliminary Prospectus included in the Disclosure Package (as defined below), at the time of filing thereof, complied in all material respects with the Securities Act, and the Preliminary Prospectus, at the time of filing thereof, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof; the “Disclosure Package” means (i) the Preliminary Prospectus, (ii) any Issuer Free Writing Prospectus, and (iii) the information contained in Schedule C hereto;

(b) Disclosure Package. The Disclosure Package as of 8:30 p.m. New York City time on August 15, 2022 (the “Applicable Time”) did not, and the Disclosure Package (together with any amendment or supplement thereto) as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof;

(c) Issuer Free Writing Prospectus. The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus other than (i) the Registration Statement, (ii) the Preliminary Prospectus, (iii) the Final Prospectus, and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus, if any, complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, at the Applicable Time, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement or omission contained in any Issuer Free Writing Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof;

(d) Documents Incorporated by Reference. The documents incorporated by reference in each of the Registration Statement, the Final Prospectus and the Preliminary Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Final Prospectus or the Preliminary Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(e) Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communications and (ii) has not authorized anyone to engage in Testing-the-Waters Communications;

(f) Registration Statement and Final Prospectus. The Company is eligible to use Form N-2 under the Securities Act, and the Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and, to the knowledge of the Company, no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, the applicable rules and regulations of the Commission thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated in connection therewith (the “Investment Company Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Final Prospectus and any amendment or supplement thereto and as of the Closing Date, the Final Prospectus and any amendment or supplement thereto will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Final Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof;

(g) Financial Statements. The financial statements of the Company, including the notes and schedules thereto, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus (i) present fairly in all material respects the financial condition of the Company and its Subsidiaries (as defined below) as of the respective dates thereof, and the results of operations and statements of cash flows for the periods specified, (ii) correctly reflect and disclose all extraordinary items, and (iii) have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis; the financial information included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus have been derived from the accounting records and other books and records of the Company and the Subsidiaries and presents fairly in all material respects the information shown thereby as of the date presented and has been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference therein. The financial data set forth in the Registration Statement, Disclosure Package and in the Final Prospectus under the heading “Capitalization” presents fairly in all material respects the information set forth therein on a basis consistent with that of the audited financial statements and related notes thereto included or incorporated by reference therein. There is no pro forma financial information that is required to be included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus that is not included or incorporated by reference as required;

(h) No Material Adverse Change. Subsequent to the date of the Preliminary Prospectus, and except as may be otherwise disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, there has not been (i) any event, circumstance or change in circumstance that, individually or in the aggregate, has or would reasonably be expected to have a Material Adverse Effect (as defined below), (ii) any transaction, other than in the ordinary course of business, contemplated in any substantive manner or entered into by the Company or any Subsidiary, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary, other than in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made by the Company or any Subsidiary on any class of its equity securities, or any purchase by the Company or any Subsidiary of any of its outstanding equity securities, or (v) any change of the equity securities or indebtedness of the Company or any Subsidiary;

(i) Organization, Good Standing and Due Authorization. The Company is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Maryland, with requisite corporate power and authority to (i) own, lease or operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Final Prospectus; and (ii) execute and deliver this Agreement, and consummate the transactions contemplated hereby (including the sale, issuance, and delivery of the Shares) and thereby;

(j) Capitalization. The Company had, as of the applicable date indicated in the Registration Statement, the Disclosure Package and the Final Prospectus, and will have, as of the Closing Date, the duly authorized capitalization set forth in the Registration Statement, the Disclosure Package and the Final Prospectus under the caption “Capitalization,” after giving effect to the adjustments set forth thereunder; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and have not been issued in violation of, or subject to any preemptive right or other similar right of stockholders arising by operation of law, under the Company’s articles of amendment and restatement and bylaws (collectively, the “Charter Documents”), under any agreement to which the Company is a party, or otherwise; except as disclosed in or contemplated by the Registration Statement, the Disclosure Package and the Final Prospectus, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company to issue or sell any such capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

(k) Due Authorization of Subsidiaries. Each subsidiary of the Company (a complete list of which is set forth in Exhibit A hereto) (each a “Subsidiary,” and collectively, the “Subsidiaries”) has been duly incorporated, formed or organized and is validly existing as a corporation, limited liability company, limited partnership or similar entity, in good standing under the laws of the jurisdiction of its incorporation, formation or organization, with requisite power and authority to own, lease or operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Final Prospectus; the Subsidiaries are the only subsidiaries, direct or indirect, of the Company; other than Subsidiaries that are special purpose entities, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends or distributions to the Company, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company; the outstanding equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid, and only with respect to any Subsidiary which is a corporation, non-assessable, and are owned by the Company or another Subsidiary free and clear of any lien, encumbrance or claim (each, a “Lien”), other than statutory Liens created by state or federal securities laws restricting the transfer of such equity interests; no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock or ownership interests in the Subsidiaries are outstanding;

(l) Underwriting Agreement. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnity and contribution hereunder and thereunder may be limited by general equitable principles or federal or state securities laws or public policy underlying such laws;

(m) The Shares. The Shares have been duly authorized for sale, issuance, and delivery pursuant to this Agreement, and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be validly issued and fully paid and nonassessable, free and clear of any Lien (other than statutory Liens created by state or federal securities laws restricting the transfer of such equity interests), and the sale, issuance, and delivery of the Shares by the Company pursuant to this Agreement are not subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders arising by operation of law, under the Charter Documents, under any agreement to which the Company is a party, or otherwise, other than as provided for in that certain Registration Rights Agreement, dated as of January 16, 2020, between the Company and KBW (the “Common Stock Registration Rights Agreement”) and that certain Registration Rights Agreement, dated as of December 11, 2020, between the Company and KBW (the “Convertible Notes Registration Rights Agreement”); the form of certificates for the Shares, if any, conforms to the corporate law of the jurisdiction of the Company’s incorporation and to any requirements of the Charter Documents;

(n) No Violation or Default of the Company. The Company is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any of the Charter Documents, (ii) any obligation, agreement, covenant or condition contained in any material contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or its assets may be bound or affected, or (iii) any Law (as defined below) applicable to the Company, except, in the case of clause (ii), for such breaches or defaults which would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), management, properties, net assets, results of operations or prospects of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”)

(o) No Violation or Default of Subsidiaries. None of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any of its charter documents, (ii) any obligation, agreement, covenant or condition contained in any material contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which such Subsidiary is a party or by which any of them or their respective assets may be bound or affected, or (iii) any Law applicable to such Subsidiary, except, in the case of clause (ii) for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(p) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares by the Company, the consummation by the Company of the transactions contemplated by this Agreement, and the use of the proceeds from the sale of the Shares as described in the Disclosure Package and the Final Prospectus, will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of any of the Charter Documents, (ii) any provision of any material contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or its respective assets may be bound or affected, or (iii) any Law issued by any federal, state or local government, regulatory commission, court, administrative agency or commission, or other governmental body, board, agency, authority or instrumentality of competent jurisdiction (each, a “Governmental Authority”) applicable to the Company or any Subsidiary, except in the case of clause (ii) for such conflicts, breaches or defaults which have been validly waived or would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

(q) No Consents Required. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Authority is necessary or required for the performance by the Company of this Agreement, the issuance and sale of the Shares, and the consummation of the transactions contemplated by this Agreement except (A) such as have been already obtained or as may be required under the Securities Act, the Investment Company Act, the rules of the Nasdaq Global Select Market, state securities laws or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (B) where the failure to obtain any such filing, authorization, approval, consent, license, order, registration, qualification or decree would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect;

(r) No Judgments. There is no outstanding judgment, order, writ, injunction, decree or award of any Governmental Authority or arbitrator affecting the business of the Company or any of the Subsidiaries, which draws into question the validity of any action taken or to be taken pursuant to this Agreement or in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement; there is no litigation, arbitration, investigation or other proceeding of or before any Governmental Authority pending, or, to the knowledge of the Company, threatened in writing, against the Company, any Subsidiary, any stockholder of the Company, or any stockholder or member of any Subsidiary;

(s) Legal Proceedings. Other than as set forth in the Registration Statement, the Disclosure Package and the Final Prospectus, there are no actions, suits, proceedings, inquiries, examinations or investigations (collectively, “Proceedings”) pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, or any of their respective properties, directors, officers or employees at law or in equity, or before or by any Governmental Authority; other than the Underwriters, the Company has not authorized anyone to make any representations regarding the offer and sale of the Shares, or regarding the Company or any Subsidiary in connection therewith; none of the Company or the Subsidiaries has received written notice of any order or decree preventing the use of the Preliminary Prospectus, the Disclosure Package or the Final Prospectus or any amendment or supplement thereto, and no Proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated;

(t) Compliance with Laws. None of the Company or the Subsidiaries has violated, or received written notice of any violation with respect to, any law, rule, regulation, order, decree or judgment (each, a “Law”) applicable to it and its business, including those relating to transactions with affiliates, lending, debt collection, notice, privacy, environmental, safety or similar Laws, federal or state Laws relating to discrimination in the hiring, promotion or pay of employees, federal or state wages and hours Laws, the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder (“ERISA”), except for those violations, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect;

(u) Capital Stock. The statements set forth in the Registration Statement, the Disclosure Package and the Final Prospectus under the caption “Description of Our Capital Stock”, insofar as they purport to describe the provisions of the laws and regulations or documents referred to therein, are accurate, complete and fair in all material respects; there are no contracts, agreements or understandings of the Company or any of its Subsidiaries that are required to be described in or filed as exhibits to the Registration Statement or the Final Prospectus by the Securities Act that have not been so described, filed or incorporated by reference therein as permitted by the Securities Act; the Registration Statement, Disclosure Package and the Final Prospectus contain accurate summaries in all material respects of all material contracts, agreements, instruments and other documents of the Company as required by Form N-2 under the Securities Act; the copies of all such contracts, agreements, instruments and other documents (including all amendments or waivers relating to any of the foregoing) that have been previously furnished to the Underwriters or their counsel are complete and genuine and include all material collateral and supplemental agreements thereto;

(v) Election to be Treated as a Business Development Company. The Company has duly elected to be regulated by the Commission as a business development company under the Investment Company Act, such election is effective and has not withdrawn that election, and the Commission has not ordered that such election be withdrawn nor to the best of the Company’s knowledge have proceedings to effectuate such withdrawal been initiated or threatened by the Commission; the operations of the Company are in compliance with the provisions of the Investment Company Act applicable to business development companies and the rules and regulations of the Commission thereunder applicable to business development companies, except where such non-compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(w) Independent Accountants. Ernst & Young LLP, who has certified certain financial statements of the Company, is an independent registered public accounting firm with respect to the Company or its applicable predecessors within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States), as required by the Securities Act for registered offerings;

(x) Title to Real and Personal Property. The Company and each of the Subsidiaries has good and valid title to all assets and properties reflected as owned by it in the Registration Statement, Disclosure Package and the Final Prospectus (whether through fee ownership, mineral estates or similar rights of ownership), in each case free and clear of any Liens, except such as are disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus; any real property or personal property held under lease by the Company or any Subsidiary is held under a lease that is valid, existing and enforceable by the Company or such Subsidiary, with such exceptions as are disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, and none of the Company or the Subsidiaries has received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any such lease;

(y) Title to Intellectual Property. The Company and each Subsidiary owns or possesses such licenses or other rights to use all material patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, other intangible property rights and know-how (collectively, “Intangibles”) as are necessary to conduct the Company’s and/or such Subsidiary’s respective business as described in the Registration Statement, the Disclosure Package and the Final Prospectus, except such as are disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, and none of the Company or the Subsidiaries has received written notice of any infringement of or conflict with (and none of the Company or the Subsidiaries knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles, which would reasonably be expected to have a Material Adverse Effect;

(z) No Undisclosed Relationships. None of the independent directors named in the Registration Statement, the Disclosure Package and the Prospectus has, within the last five years, been employed by or affiliated, directly or indirectly, with the Company or any of the Subsidiaries, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or serving as an officer or director of, the Company, any of the Subsidiaries, or any of their respective affiliates;

(aa) Investment Company Act. Neither the Company nor any Subsidiary is required to register as an “investment company” under the Investment Company Act;

(bb) Taxes. Except where such failure to file or pay a tax, assessment, charge or lien would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or where such matters are the result of a pending bona fide dispute with taxing authorities, (i) the Company and the Subsidiaries have accurately prepared and timely filed (taking into account any extensions of time within which to file) any and all federal, state, foreign and other tax returns that are required to be filed by them, if any, and have paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including, without limitation, all sales and use taxes and all taxes which the Company and the Subsidiaries are obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), and (ii) there is no tax Lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary, other than Liens for taxes not yet due and payable; no deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s federal, state, local or foreign taxes is pending or, to the knowledge of the Company, threatened; since the date of the most recent audited financial statements, none of the Company or the Subsidiaries has incurred any liability for taxes other than in the ordinary course of its business;

(cc) Licenses and Permits. The Company and each of the Subsidiaries has all necessary licenses, permits, certificates, authorizations, consents and approvals and has made all necessary filings required under any Law (collectively, the “Authorizations”) required in order to conduct its respective business as described in the Registration Statement, the Disclosure Package and the Final Prospectus; the Company and each of the Subsidiaries have complied with the terms of the necessary Authorizations and there are not pending modifications, amendments or revocations of the Authorizations; the Company and the Subsidiaries have paid all fees due to Governmental Authorities pursuant to the Authorizations; all reports required to be filed in connection with the Authorizations have been timely filed and are accurate and complete; and the Company and the Subsidiaries are not in violation of, or in default under, any such Authorizations or any Law issued by a Governmental Authority applicable to the Company or any such Subsidiary, except to the extent that any failure to have, comply with, pay any fees pursuant to, file any reports in connection with, or violate or default under any such Authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(dd) Accounting Controls. The Company maintains a system of internal accounting controls over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies in all material respects with the requirements of the Exchange Act and is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in both the Registration Statement, the Disclosure Package and the Final Prospectus, (A) the Company is not aware of any material weaknesses or significant deficiencies (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X under the Securities Act) in the Company’s internal controls over financial reporting, and (B) there has been no change in the Company’s internal controls over financial reporting since the respective dates of the information given in the Registration Statement, the Disclosure Package and the Final Prospectus that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting;

(ee) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged and which the Company reasonably deems adequate; all policies of insurance insuring the Company or its business, assets, employees, officers and directors, including the Company’s directors and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the Investment Company Act, are, or as of the Closing Date and each Secondary Closing Date, will be in full force and effect; the Company is, or will be as of the Closing Date and each Secondary Closing Date, in compliance with the terms of such policy and fidelity bond; and there are no claims by the Company under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business;

(ff) No Unlawful Payments. None of the Company or any of its Subsidiaries or any director, officer, employee or, to the knowledge of the Company, any agent of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws (collectively, the “Anti-Corruption Laws”); or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback, or other unlawful or improper payment or benefit. The Company and its Subsidiaries have instituted, maintain, and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with the Anti-Corruption Laws; and the Company will not use, directly or indirectly, the proceeds of the offering in furtherance of any offer payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(gg) Compliance with Anti-Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”) of all jurisdictions having jurisdiction over the Company and the Subsidiaries, and; no action, suit or proceeding by or before any Governmental Authority or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws of all jurisdictions having jurisdiction over the Company and the Subsidiaries is pending or, to the knowledge of the Company, threatened;

(hh) Related Party Indebtedness. There are no outstanding loans or advances or guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the directors, officers, affiliates, or representatives of the Company or any Subsidiary, or any of the immediate family members of any of them;

(ii) No Conflicts with Sanctions Laws. None of the Company or any of the Subsidiaries, or any of their respective directors, officers or employees, or to the knowledge of the Company, agents or affiliates or other persons associated with or acting on behalf of the Company, is an individual or entity that is, or is owned or controlled by one or more individuals or entities, is currently subject to, or the target of, any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions,” and each such subject or target, a “Sanctioned Person”), nor is the Company or any of the Subsidiaries or any of its directors, officers, or employees, or, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company, an individual or entity that is, or is owned or controlled by one or more individuals or entities that are located, organized, or resident in a country or territory that is the subject or the target of Sanctions that broadly prohibit dealings with that country or territory (each, a “Sanctioned Territory”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is a Sanctioned Person or Sanctioned Territory in each case, in any manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor, or otherwise) of Sanctions. Since the inception of the Company, the Company and the Subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Territory;

(jj) Company Not Ineligible Issuer. The Company is not an ineligible issuer, as defined under the Securities Act, at the time specified in the Securities Act in connection with the offering of the Shares;

(kk) No Broker’s Fees. Except with respect to the Underwriters, none of the Company or the Subsidiaries has incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated hereby;

(ll) Registration Rights. There are no persons with registration or other similar rights to have any securities registered by the Company under the Securities Act other than pursuant to the Common Stock Registration Rights Agreement and the Convertible Notes Registration Rights Agreement;

(mm) No Stabilization or Manipulation. Neither the Company nor any of the Subsidiaries, nor any affiliates of the Company or its Subsidiaries, has taken, directly, or indirectly, and neither the Company nor any of the Subsidiaries, nor any affiliates of the Company or its Subsidiaries, will take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act) to facilitate the sale or resale of the Securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the Exchange Act;

(nn) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Disclosure Package, or the Final Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(oo) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that any statistical and market-related data included or incorporated by reference in each of the Registration Statement, the Disclosure Package and the Final Prospectus are not based on or derived from sources that the Company reasonably believes are reliable and accurate in all material respects;

(pp) Sarbanes-Oxley Act. To the extent applicable to the Company on the date hereof, there is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications;

(qq) Rule 38a-1 Compliance. The Company has (i) appointed a Chief Compliance Officer and (ii) adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Company, including policies and procedures that provide oversight of compliance for each administrator and transfer agent of the Company;

(rr) Regulated Investment Company. The Company has elected (which election has not been revoked) to be treated, and has operated, and intends to continue to operate its business in such a manner as to enable the Company to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code (as defined below);

(ss) Cybersecurity. The Company and the Subsidiaries have a valid right to access and use all computer systems, networks, hardware, software, databases, websites and equipment used to process, store, maintain and operate data, information and functions used in connection with the business of the Company and the Subsidiaries (the “IT Systems”); the IT Systems are reasonably adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and the Subsidiaries as currently conducted, free and clear, to the Company’s knowledge, of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries have implemented and maintain commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all material IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and to the Company’s knowledge there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect;

(tt) No Reliance. The Company has not relied upon the Underwriters or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(uu) FINRA. None of the Company, the Subsidiaries, or their respective controlled affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the Bylaws of FINRA) any member firm of FINRA;

(vv) ERISA. The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and participation by “benefit plan investors” in the Company has at no time been “significant” for purposes of Section 2510.3-101(f) of the Regulations of the U.S. Department of Labor, as modified by Section 3(42) of ERISA;

(zz) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is threatened, which would be reasonably be expected to result in a Material Adverse Effect;

(aaa) Certificates. Any certificate signed by any officer of the Company delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby;

(bbb) Off-Balance Sheet Transactions. Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, the Company and its consolidated Subsidiaries have no off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other similar relationships with unconsolidated entities or other persons;

(ccc) Material Assets. Except such as are disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as of the Closing Date, the Company and the Subsidiaries will possess, or have the right to use, all of the material assets, tangible and intangible, that they require to conduct their respective businesses as presently conducted, and there are no material assets reasonably necessary for the conduct of their businesses as presently conducted that will not be transferred, licensed or leased to them as of the Closing Date;

(ddd) Relationships. No relationship, direct or indirect, exists between or among the Company or any Subsidiary, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary, on the other hand, which would be required by the Securities Act to be described in a prospectus included or incorporated by reference in a registration statement on Form N-2 under the Securities Act, which is not so described in the Registration Statement, the Disclosure Package and the Final Prospectus;

(eee) Related Party Transactions. Except as disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus under the caption “Certain Relationships and Related Party Transactions,” the Company and its Subsidiaries have not entered into any transaction with any person which are required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

(fff) Compliance with Securities Laws and Regulations. This Agreement complies in all material respects with all applicable provisions of the Securities Act, the Investment Company Act and the rules and regulations promulgated thereunder;

(ggg) Offering Materials. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Preliminary Prospectus contained in the Disclosure Package, the Final Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representative and included in Schedule F hereto or any electronic road show or other written communications reviewed and consented to by the Representatives and listed on Schedule F hereto;

(hhh) Prior Sales. All offers and sales of the Company’s capital stock and debt or other securities prior to the date hereof were made in compliance with or were the subject of an available exemption from the Securities Act and all other applicable state and federal laws or regulations, or any actions under the Securities Act or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation; and

(iii) Emerging Growth Company. The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act.

(jjj) Nasdaq Global Select Market. The Company is in compliance in all material respects with the requirements of the Nasdaq Global Select Market for continued listing of the Common Stock thereon; the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the Nasdaq Global Select Market, nor has the Company received any notification that the Commission or the Nasdaq Global Select Market is contemplating terminating such registration or listing; the transactions contemplated by this Agreement will not contravene the rules or regulations of the Nasdaq Global Select Market; and

(kkk) Lockup Agreements. The individuals set forth on Schedule E hereto are the directors and officers of the Company as of the date hereof and each such individual has executed and delivered to the Representatives a “lock-up” agreement substantially in the form attached hereto as Exhibit B.

4.	Certain Covenants of the Company.

The Company hereby agrees with each Underwriter as follows:

(a) The Company, subject to Section 4(b) hereof, shall comply with the requirements of Rule 430B under the Securities Act, and shall notify the Representatives immediately, and confirm the notice in writing, (1) when any post-effective amendment to the Registration Statement shall become effective, or any amendment or supplement to the Final Prospectus shall have been filed, to furnish to the Representatives with copies thereof, and to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act, (2) of the receipt of any comments from the Commission, (3) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Final Prospectus or for additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, (5) of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (6) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Shares. The Company shall promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and shall ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it shall promptly file such prospectus. The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) During the period when a prospectus relating to the Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company (A) will furnish to the Representatives for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement, and (B) will not amend or supplement the Registration Statement without the Representatives’ prior written consent. Prior to amending or supplementing the Preliminary Prospectus or the Final Prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representatives’ prior written consent. The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such rule.

(c) The Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed Issuer Free Writing Prospectus or any amendment or supplement thereto prepared by or on behalf of, used by, or referred to by the Company, and the Company shall not file, use or refer to any proposed Issuer Free Writing Prospectus or any amendment or supplement thereto without the Representatives’ prior written consent. The Company shall furnish to the Representatives, without charge, as many copies of any Issuer Free Writing Prospectus prepared by or on behalf of, used by or referred to by the Company as the Representatives may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Shares (but in any event if at any time through and including the Closing Date) there occurred or occurs an event or development as a result of which any Issuer Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or could conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Final Prospectus or included or could include an untrue statement of a material fact or omitted or could omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict so that the statements in such Issuer Free Writing Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, that prior to amending or supplementing any such Issuer Free Writing Prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented Issuer Free Writing Prospectus, and the Company shall not file, use or refer to any such amended or supplemented Issuer Free Writing Prospectus without the Representatives’ prior written consent.

(d) The Company shall furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offer and sale under the securities or blue sky laws of such states and other jurisdictions as the Representatives may reasonably designate, or as required for the Offering to maintain such qualifications in effect as long as required by such Laws for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or other foreign entity or to consent to the service of process under the Laws of, or subject itself to taxation as doing business in, any such state or other jurisdiction (except service of process with respect to the offering and sale of the Shares).

(e) The Company shall furnish or deliver to the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also, upon request, deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits). The copies of the Registration Statement and each amendment thereto furnished to the Underwriters shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) The Company shall deliver to the Underwriters, without charge, as many written and electronic copies of the Preliminary Prospectus and the Final Prospectus as the Underwriters reasonably requests, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company shall furnish to the Underwriters, without charge, prior to 5:00 p.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Final Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Final Prospectus (as amended or supplemented) as the Underwriters may reasonably request. The Final Prospectus and any amendments or supplements thereto furnished to the Underwriters shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(g) If at any time following the distribution of any Permitted Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Permitted Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company shall promptly notify the Representatives and, upon the Representatives’ request, shall promptly amend or supplement, at its own expense, such Permitted Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(h) The Company shall advise the Representatives promptly, confirming such advice in writing, of: (i) the happening of any event known to the Company which, in the judgment of the Company in consultation with its legal counsel, would require the making of any change in the Final Prospectus then being used so that the Final Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (ii) the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification of the Shares, or of any exemption from such qualification or from registration of the Shares, for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, and, if any Governmental Authority should issue any such order, the Company shall use its commercially reasonable efforts to obtain the lifting or removal of such order as soon as possible.

(i) The Company shall apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in both the Disclosure Package and the Final Prospectus.

(j) The Company shall engage and use its commercially reasonable efforts to maintain, at its expense, a registrar and transfer agent for the Shares.

(k) The Company shall use its commercially reasonable efforts to effect and maintain the listing of the Common Stock (including the Shares) on the Nasdaq Global Select Market.

(l) The Company shall not take, and shall use its best efforts to ensure that no affiliate of the Company will take, directly or indirectly, any action designed to cause or result in or which constitutes or might reasonably be expected to constitute stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Shares or otherwise, and the Company shall, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(m) The Company shall make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Underwriters as soon as practicable an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act and satisfying the provisions of Section 11(a) of the Securities Act) covering a period of at least 12 consecutive months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement; provided that the Company will be deemed to have complied with such request by filing such an earnings statement on EDGAR.

(n) The Company shall pay all expenses, fees and taxes in connection with: (i) the preparation, printing and filing with the Commission of each Preliminary Prospectus, the Disclosure Package, the Final Prospectus, any Issuer Free Writing Prospectus, any Permitted Written Testing-the-Waters Communication, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters (including costs of mailing and shipment) and the filing thereof with the Commission; (ii) the preparation, sale, issuance and delivery of the Shares, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters; (iii) the printing of this Agreement and any dealer agreements, and the reproduction and/or printing and furnishing of copies of each thereof to dealers (including costs of mailing and shipment); (iv) the registration of the Shares with the Commission for offering and sale and the registration and/or qualification of the Shares for offering and sale under state Laws and the determination of their eligibility for investment under state Law as aforesaid (including any filing fees and fees and disbursements of the Underwriters’ counsel in connection therewith), and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers; (v) all fees and disbursements of counsel and accountants for the Company; (vi) the fees and expenses of the transfer agent and registrar for the Common Stock; (vii) costs of background investigations; (viii) the reasonable costs and expenses incurred by the Company in connection with the marketing of the Shares, including all reasonable and documented “out of pocket” expenses, Road Show costs and expenses (regardless of the form in which the Road Show is conducted), expenses related to any Permitted Written Testing-the-Waters Communication or any Testing-the-Waters Communication, and expenses of personnel of the Company, including but not limited to commercial or charter air travel, local hotel accommodations and transportation; (ix) the fees and expenses incurred in connection with listing the Shares on the Nasdaq Global Select Market; and (x) the performance by the Company of the Company’s other obligations hereunder.

(o) The Company shall use commercially reasonable efforts in cooperation with the Representatives to obtain permission for the Shares to be eligible for clearance and settlement through DTC.

(p) For a period of 60 days from the date of the Final Prospectus (the “Lock-Up Period”), the Company shall not, without the prior consent of the Representatives, directly or indirectly: (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock or preferred stock or other capital stock (collectively, “Capital Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock (except pursuant to registrations on Form S-8 or Form N-14 or any similar or successor form under the Securities Act, or otherwise pursuant to the Company’s distribution reinvestment plan, the 2019 Trinity Capital Inc. Long-Term Incentive Plan or the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan), whether now owned or hereafter acquired by the Company or with respect to which the Company has or hereafter acquires the power of disposition; or (ii) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for any Common Stock or other Capital Stock.

(q) The Company shall comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Shares as contemplated by this Agreement, the Registration Statement, the Disclosure Package and the Final Prospectus. Without limiting the generality of the foregoing, the Company shall, during the period when a prospectus relating to the Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission and the Nasdaq Global Select Market all reports and documents required to be filed under the Exchange Act.

(r) The Company shall furnish to the Representatives, during the period referred to in Section 4(b), not fewer than two (2) business days before filing with the Commission, a copy of the most current draft at such time of any document proposed to be filed with the Commission pursuant to Section 13, Section 14 or Section 15(d) of the Exchange Act.

(s) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and shall not make any offer relating to the Shares that could constitute an Issuer Free Writing Prospectus; any such Issuer Free Writing Prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule C hereto.

(t) The Company has complied and shall comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it shall satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic “road show” (as defined in Rule 433 under the Securities Act).

(u) The Company shall not take any action that would prevent the Underwriters from purchasing the Company’s equity securities in the secondary market to cover short positions entered into pursuant to the Underwriter’s market facilitation activities in connection with the transactions contemplated hereunder.

(v) For a period of five (5) years following the Closing Date, the Company shall furnish as soon as practicable to the Representatives at Keefe, Bruyette & Woods, Inc., 787 7th Avenue, 4th Floor, New York, New York 10019, Attention: Capital Markets, Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036 (fax: (212) 507-8999), Attention: Investment Banking Division, with a copy to the Legal Department, UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10036, Attention: Syndicate, and Wells Fargo Securities, LLC, 500 West 33rd Street, New York, New York 10001, Attention of Equity Syndicate, fax no. 212-214-5918 (with such fax or other electronic means to be confirmed by telephone to 212-214-6144), to the extent not furnished or filed with the Commission, copies of all reports or other communications (financial or other) furnished generally to holders of its securities, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

(w) The Company shall have in place and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

(x) The Company and its Subsidiaries shall comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(y) For a period of at least twelve months from the Closing Date, the Company shall maintain its status as a business development company under the Investment Company Act; provided, however, the Company may change the nature of its business so as to cease to be, or to withdraw its election as, a business development company, with the approval of the board of directors and a vote of stockholders as required by Section 58 of the Investment Company Act or any successor provision.

(z) The Company shall conform with the applicable requirements to be treated as a RIC under Subchapter M of the Code for so long as the Company is a business development company under the Investment Company Act.

(aa) If so requested by an Underwriter, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Underwriters an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of Preliminary Prospectus, Issuer Free Writing Prospectus or Final Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (A) it shall be encoded in an electronic format, satisfactory to the Underwriters, that may be transmitted electronically by the Underwriters to offerees and purchasers of the Shares, (B) it shall disclose the same information as such paper Preliminary Prospectus, Issuer Free Writing Prospectus or Final Prospectus, as the case may be, and (C) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Underwriters, that will allow investors to store and have continuously ready access to such Preliminary Prospectus, Issuer Free Writing Prospectus or Final Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Company hereby confirms that, if so requested by the Underwriters, it has included or will include in the Final Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus, Issuer Free Writing Prospectus or Final Prospectus to such investor or representative.

5.	Conditions of the Underwriters’ Obligations.

The obligations of each Underwriter hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company on the date hereof, at the Closing Time and any Secondary Closing Time, as applicable, (ii) the accuracy of the statements of the Company’s officers made in any certificate pursuant to the provisions hereof as of the date of such certificate, (iii) the performance by the Company of all of its respective covenants and other obligations hereunder in all material respects, and (iv) the following other conditions:

(a) The Company shall have furnished to the Representatives on the Closing Date and any Secondary Closing Date, as applicable, the opinion and negative assurance letter of Eversheds Sutherland (US) LLP, counsel to the Company, addressed to the Underwriters and dated the Closing Date and any Secondary Closing Date, as applicable, in substantially the form attached hereto as Exhibit C. Such opinion and negative assurance letter shall indicate that they are being rendered to the Underwriters pursuant to the terms of this Agreement.

(b) The Underwriters shall have received from Ernst & Young LLP (i) on the date hereof, a “comfort” letter dated the date hereof, and (ii) on the Closing Date, a “bring down” comfort letter, dated the Closing Date and any Secondary Closing Date, as applicable, relating to the matters covered in the comfort letter referred to in clause (i) above. Each comfort letter shall be addressed to the Underwriters and the board of directors of the Company and shall be in form and substance reasonably satisfactory to the Underwriters.

(c) The Underwriters shall have received on the Closing Date and any Secondary Closing Date, as applicable, a favorable opinion and negative assurance letter of Ropes & Gray LLP, counsel to the Underwriters, dated the Closing Date and any Secondary Closing Date, as applicable, in form and substance satisfactory to the Underwriters.

(d) The Underwriters shall have received on the Closing Date and any Secondary Closing Date, as applicable, reasonably satisfactory evidence of the good standing of the Company and its Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Underwriters may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(e) Prior to the Closing Time and any Secondary Closing Date, as applicable, (i) no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, shall have occurred, and (ii) neither the Disclosure Package nor the Final Prospectus, together with any amendments or supplements thereto, or any modifications thereof, shall contain an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(f) Between the time of execution of this Agreement and the Closing Time and any Secondary Closing Date, as applicable, (i) no event, circumstance or change constituting a Material Adverse Effect shall have occurred or become known, (ii) no transaction which is material to the Company and its Subsidiaries, taken as a whole, shall have been entered into by the Company or any Subsidiary that has not been fully and accurately disclosed in both the Disclosure Package and the Final Prospectus, as modified by any amendment or supplement thereto, and (iii) no order or decree preventing the use of any of the Preliminary Prospectus, the Disclosure Package or the Final Prospectus, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act shall have been issued.

(g) The Company shall have delivered to the Representatives a certificate, dated the Closing Date and any Secondary Closing Date, as applicable, executed by the secretary of the Company on behalf of the Company, as to (i) the resolutions adopted by the Company’s board of directors in form and substance reasonably acceptable to the Representatives, (ii) the Charter Documents, each as in effect as of the Closing Date.

(h) The Company shall have delivered to the Representatives a certificate, dated the Closing Date and any Secondary Closing Date, as applicable, executed by its chief executive officer and chief financial officer, to the effect that: (i) the representations and warranties of the Company set forth in this Agreement are true and correct as of the Closing Date and any Secondary Closing Date, as applicable, as though made on and as of such date (except to the extent that such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct as of such other date); (ii) the conditions set forth in Section 5(e) and Section 5(f) hereof shall have been satisfied and be true and correct as of the Closing Date and any Secondary Closing Date, as applicable; (iii) the Company has complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date and any Secondary Closing Date, as applicable; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, threatened.

(i) The Shares to be delivered on the Closing Date or Secondary Closing Date, as the case may be, shall have been approved for listing on the Nasdaq Global Select Market, subject to official notice of issuance.

(j) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Securities Act and in accordance with Section 4(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; the Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Final Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction.

(k) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Secondary Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading, or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization”, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(l) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission or is contemplating terminating such registration.

(m) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(n) The Company shall have furnished to the Representatives such other documents and certificates as to the accuracy and completeness of any statement in both the Disclosure Package and the Final Prospectus, or any amendment or supplement thereto, and any additional matters as the Representatives may reasonably request, as of the Closing Time and any Secondary Closing Time, as applicable.

(o) At the date of this Agreement, the Representatives shall have received an executed “lock-up” agreement substantially in the form attached hereto as Exhibit B signed by the persons set forth on Schedule E hereto.

6.	Termination.

(a) The obligations of the Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives at any time prior to the Closing Time or any Secondary Closing Time, as applicable, if (i) any of the conditions specified in Section 5 hereof shall not have been fulfilled in all material respects when and as required by this Agreement to be fulfilled, (ii) trading in securities in general on the New York Stock Exchange or the Nasdaq Global Select Market shall have been suspended or minimum prices shall have been established on such exchange or quotation system, (iii) there has been a material disruption in the securities settlement, payment or clearance services in the United States, (iv) additional material governmental restrictions, not in force on the date of this Agreement, have been imposed upon the sale or trading in securities, (v) a banking moratorium shall have been declared either by the United States or New York State authorities, (vi) any outbreak or escalation of hostilities or other calamity, terrorist activity, crises or any change or development involving a prospective change in national or international political, financial, economic or other conditions or (vii) declaration by the United States of a national emergency or war or other calamity shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Agreement.

(b) The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation or statement as to the results thereof, made by or on behalf the Underwriters, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares. If the purchase of the Shares by the Underwriters is not consummated for any reason other than solely because of (i) a material default of the Underwriters’ obligations hereunder or (ii) the termination of this Agreement pursuant to Section 6(a)(ii), Section 6(a)(iii), Section 6(a)(iv), Section 6(a)(v), Section 6(a)(vi) or Section 6(a)(vii), the Company shall reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by the Underwriters in connection with the offering of the Shares and the other transactions hereunder, and the respective obligations of the Company and the Underwriters pursuant to Section 7 hereof shall also remain in effect. In addition, if any Shares have been purchased hereunder, the representations and warranties in Section 3 and all obligations under Section 4 and Section 5 shall remain in effect.

7.	Indemnity.

(a) The Company agree to indemnify, defend and hold harmless each Underwriter and its affiliates, and their respective directors, officers, partners, members, employees, representatives and agents, and any person who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damages or claim (or actions in respect thereof) (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) which, jointly or severally, an Underwriter or any such controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damages or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Disclosure Package, any Issuer Free Writing Prospectus, the Company’s Road Show presentation or materials or the Final Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement, alleged untrue statement, omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by an Underwriter through the Representatives to the Company expressly for use in the Registration Statement, Preliminary Prospectus, the Disclosure Package, any Issuer Free Writing Prospectus, the Company’s Road Show presentation or materials or the Final Prospectus (that information being limited to that described in the last sentence of Section 7(b) hereof).

(b) Each Underwriter, severally and not jointly, agrees to indemnify, defend and hold harmless the Company and its affiliates and its respective its directors, officers, partners, members, employees, representatives and agents, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damages or claim (or actions in respect thereof) (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or any untrue statement, alleged untrue statement, omission or alleged omission of a material fact contained in the Preliminary Prospectus, the Disclosure Package, any Issuer Free Writing Prospectus, the Final Prospectus, or the Company’s Road Show presentation that was made in reliance upon and in conformity with information furnished in writing by an Underwriter to the Company expressly for use in the Registration Statement, Preliminary Prospectus, the Disclosure Package, any Issuer Free Writing Prospectus, or the Final Prospectus (or in any amendment or supplement thereof), such information being limited to the following: the third sentence of the third paragraph, the twelfth paragraph, the thirteenth paragraph and the fourteenth paragraph of the section entitled “Underwriting” (collectively, the “Underwriter Information”).

(c) If any action is brought against any person or entity (each, an “Indemnified Party”), in respect of which indemnity may be sought pursuant to Section 7(a) or Section 7(b) above, the Indemnified Party shall promptly notify the party(ies) obligated to provide such indemnity (each, an “Indemnifying Party”) in writing of the institution of such action, and the Indemnifying Party shall assume the defense of such action, including the employment of counsel and payment of expenses; provided that the failure to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to any Indemnified Party(ies), unless and to the extent the Indemnifying Party did not otherwise know of such action and such failure results in the forfeiture by the Indemnifying Party of rights and defenses that would have had material value in the defense. The Indemnified Party(ies) shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party(ies), unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party shall not have employed counsel to have charge of the defense of such action within a reasonable time, or (iii) such Indemnified Party(ies) shall have reasonably concluded that counsel selected by the Indemnifying Party has an actual or potential conflict of interest or there may be defenses available to the Indemnified Party(ies) which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party(ies)), in any of which events such fees and expenses shall be borne by the Indemnifying Party and paid as incurred (it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of counsel (in addition to local counsel) for the Indemnified Party(ies) in any one action or series of related actions in the same jurisdiction representing the Indemnified Party(ies) who are parties to such action). Notwithstanding anything in this paragraph to the contrary, the Indemnifying Party shall not be liable for any settlement of any such claim or action effected without its written consent. The Indemnifying Party shall have the right to settle any such claim or action for itself and any Indemnified Party(ies) so long as the Indemnifying Party pays any settlement payment and such settlement (A) includes a complete and unconditional release of the Indemnified Party(ies) from all losses, expenses, claims, damages, injunctions, liability and other obligations with respect to any claims that are the subject matter of such action, and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of the Indemnified Party(ies).

(d) If the indemnification provided for in this Section 7 is unavailable to an Indemnified Party in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering and sale of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of the underwriting commission but before deducting expenses) received by the Company bear to the discount and commission and fee received by the Underwriters. The relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 7(d) above. Notwithstanding the provisions of this Section 7, the Underwriters shall not be required to contribute any amount in excess of the amount (if any) by which its underwriting commission related to the Shares exceeds the amount of any damages which the Underwriters have otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements contained in this Section 7 and the covenants, warranties and representations of each of the Company and the Underwriters contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of each Underwriter or its affiliates, or their respective directors, officers, representatives and agents, or any person who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company or its affiliates, or their respective its directors, officers, partners, members, employees, representatives and agents, or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. Each party hereto agrees promptly to notify the other party in writing of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of its officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Disclosure Package and/or the Final Prospectus, provided that the failure to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to any Indemnified Party(ies).

(g) The obligations of the parties to this Agreement contained in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(h) Notwithstanding any other provision of this Section 7, no party shall be entitled to indemnification and contribution under this Agreement in violation of Section 17(i) of the Investment Company Act.

8.	Default by One or More of the Underwriters

If one or more of the Underwriters shall fail at the Closing Time or a Secondary Closing Date to purchase the Shares which it or they are obligated to purchase under this Agreement (the “Defaulted Shares”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a) if the number of Defaulted Shares does not exceed 10% of the number of Shares to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b) if the number of Defaulted Shares exceeds 10% of the number of Shares to be purchased on such date, this Agreement or, with respect to any Secondary Closing Date which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Company to sell, the Option Shares to be purchased and sold on such Secondary Closing Date shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 8 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Secondary Closing Date which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Shares, as the case may be, either the (i) the Representatives or (ii) the Company shall have the right to postpone Closing Time or the relevant Secondary Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Disclosure Package or the Final Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 8.

9.	Notices.

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing delivered by electronic mail, facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, and:

(a) if to the Representatives, shall be sufficient in all respects if delivered or sent to Keefe, Bruyette & Woods, Inc., 787 7th Avenue, 4th Floor, New York, New York 10019, Attention: General Counsel (facsimile: 212-541-6668), Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036 (fax: (212) 507-8999), Attention: Investment Banking Division, with a copy to the Legal Department, UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10036, Attention: Syndicate, and Wells Fargo Securities, LLC, 500 West 33rd Street, New York, New York 10001, Attention of Equity Syndicate, fax no. 212-214-5918 (with such fax or other electronic means to be confirmed by telephone to 212-214-6144); with a copy to Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036, Attention: Paul D. Tropp (email: paul.tropp@ropesgray.com); and

(b) if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004, Attention: Steven Brown (email: sbrown@trincapinvestment.com), with a copy to Eversheds Sutherland (US) LLP, 700 6th Street NW, Washington, DC 20001, Attention: Cynthia M. Krus (email: CynthiaKrus@eversheds-sutherland.com).

10.	Duties.

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth in this Agreement. Such duties and obligations of each Underwriter with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. The Company acknowledges and agrees that: (a) the sale and purchase of the Shares pursuant to this Agreement, including the determination of the offering price of the Shares and any related discount and commission and fee, is an arm’s-length commercial transaction between the Company and the Underwriters; (b) the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) in connection with each transaction contemplated hereby and the process leading to such transaction, the Underwriters are and have been acting solely as a principal, and are not the financial advisor, agent or fiduciary of the Company or any of its respective affiliates, stockholders, creditors or employees, or any other party; (d) the Underwriters have not assumed and will not assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company on other matters); (e) the Underwriters and their affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Underwriters have no obligation to disclose any of such interests; and (f) the Underwriters disclaims any implied duties (including any fiduciary duty), covenants or obligations arising from its performance of the duties and obligations expressly set forth in this Agreement. The Company hereby waives and releases, to the fullest extent permitted by Law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

11.	Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act of 1950, as amended, and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, and the regulations promulgated thereunder.

12.	Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES AND PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE). The parties hereto agree to be subject to, and hereby irrevocably submit to, the nonexclusive jurisdiction of any United States federal or New York state court sitting in New York, New York, in respect of any Proceeding arising out of or relating to this Agreement or the transactions contemplated herein, and irrevocably agree that all claims in respect of any such Proceeding may be heard and determined in any such court. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable Law, any objection to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

EACH OF THE UNDERWRITERS AND THE COMPANY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING, CLAIM, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS AGREEMENT.

13.	Headings.

The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.	Parties at Interest.

This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, executors and administrators. No other person, partnership, association, corporation or entity (including a purchaser, in its capacity as such, from the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.	Amendments; Waivers.

No amendment, modification or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless same shall be in writing and signed by the parties hereto.

16.	Counterparts.

This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.

Very truly yours,

TRINITY CAPITAL INC.

By:	/s/ Steven Brown
Name:	Steven Brown
Title:	Chairman, CEO

[Signature Page to Underwriting Agreement]

Accepted and agreed to as of the date first above written, acting on behalf of themselves and the other several Underwriters named in Schedule A hereto:

Keefe, Bruyette & Woods, Inc.

By:	/s/ Al Laufenberg
	Name:	Al Laufenberg
	Title:	Managing Director

Morgan Stanley & Co. LLC

By:	/s/ Jyri Wilska
	Name:	Jyri Wilska
	Title:	Managing Director

UBS Securities LLC

By:	/s/ Jay Anderson
	Name:	Jay Anderson
	Title:	Managing Director
By:	/s/ Daniel O’Keefe
	Name:	Daniel O’Keefe
	Title:	Associate Director

Wells Fargo Securities, LLC

By:	/s/ Andrew Wedderburn-Maxwell
	Name:	Andrew Wedderburn-Maxwell
	Title:	Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriter	Number of Shares to be Purchased

Keefe, Bruyette & Woods, Inc.	762,394
Morgan Stanley & Co. LLC	762,394
UBS Securities LLC	762,394
Wells Fargo Securities, LLC	762,394
Goldman Sachs & Co. LLC	322,895
Compass Point Research & Trading, LLC	71,755
Ladenburg Thalmann & Co. Inc.	71,755
Oppenheimer & Co. Inc.	71,755
Total	3,587,736

SCHEDULE B

Permitted Written Testing-the-Waters Communications

None.

SCHEDULE C

Pricing INformation:

Security being sold in the Offering	Common Stock
Offering price per share	$15.33
Number of Shares being sold in the Offering	3,587,736
Gross proceeds from the Offering before deducting the underwriter’s discount and offering expenses	$54,999,992.88

SChedule D

Issuer Free Writing Prospectuses:

None

SCHEDULE E

1.	Steven L. Brown

2.	Kyle Brown

3.	Ronald E. Estes

4.	Richard Hamada

5.	Irma Lockridge

6.	Michael E. Zacharia

7.	Gerald Harder

8.	Ron Kundich

9.	David Lund

10.	Sarah Stanton
11.	Michael Testa

SCHEDULE F

Company Additional Written Communication

1. Investor Presentation of the company, dated AUGUST 4, 2022.

EXHIBIT A

LIST OF SUBSIDIARIES

Trinity Funding 1, LLC

Trinity Capital Holdings, LLC

TrinCap Funding, LLC

EXHIBIT B

FORM OF LOCK-UP AGREEMENT

Trinity Capital Inc.

Public Offering of Common Stock

Dated as of August __, 2022

Keefe, Bruyette & Woods, Inc.
A Stifel Company
787 Seventh Avenue
Fifth Floor
New York, New York 10019

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

Wells Fargo Securities, LLC

500 West 33rd Street

14th Floor

New York, New York 10001

This agreement is being delivered in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between and Trinity Capital Inc., a Maryland corporation (the “Company”) and Keefe, Bruyette & Woods, Inc. (“KBW”), Morgan Stanley & Co. LLC (“Morgan Stanley”), UBS Securities LLC (“UBS”) and Wells Fargo Securities, LLC (“Wells Fargo”), as representatives (in such capacity, the “Representatives”), and each of the other underwriters named in Schedule A therein (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 8 thereof), relating to a proposed public offering by the Underwriters of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”).

In order to induce the Underwriters to enter into the Underwriting Agreement, and in light of the benefits that public offering by the Underwriters of the Common Stock will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Representatives that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is the 60th day after the date of the Final Prospectus (as defined in the Underwriting Agreement), the undersigned will not, without the prior written consent of the Representatives directly or indirectly:

(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of the Company’s Common Stock (the “Common Stock”) or preferred stock or other capital stock (collectively, “Capital Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or

(ii) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for any Common Stock or other Capital Stock.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this agreement during the period from and including the date of this agreement through and including the expiration of the restricted period, the undersigned will give prior notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that such restricted period has expired.

Notwithstanding the provisions set forth in the second preceding paragraph, the undersigned may, without the prior written consent of the Representatives, transfer any Common Stock or other Capital Stock or any securities convertible into or exchangeable or exercisable for Common Stock or other Capital Stock:

(1) if the undersigned is a natural person, as a bona fide gift or gifts, or by will or intestacy, or as may be required by court order or by action of law, to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, or as a bona fide gift or gifts to a charity or educational institution,

(2) if the undersigned is a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company if, in any such case, such transfer is not for value, and

(3) if the undersigned is a trust, to a beneficiary of such trust if such transfer is not for value;

provided, however, that in the case of any transfer described in clause (1) or (2) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to the Representatives, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to the Representatives, and (B) such transfer is not reported or required to be reported in any public report or filing with the Securities and Exchange Commission or otherwise, and the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfer during such 60-day restricted period, assuming, for purposes of this clause (B), that the Company’s Common Stock was registered under the Securities Exchange Act of 1934, as amended. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

The undersigned further agrees that (i) it will not, during such restricted period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”), of any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock, and (ii) the Company may, with respect to any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during such restricted period (as the same may be extended as described above).

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice, nor have the Underwriters solicited any action from the undersigned with respect to the offering of the securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the offering of the securities, the Representatives and the other Underwriters are not making a recommendation to you to enter into this Letter Agreement, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

The undersigned acknowledges and agrees that whether or not any public offering of Common Stock actually occurs depends on a number of factors, including market conditions.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

Print Name:

EXHIBIT C

FORM OF LEGAL OPINION AND NEGATiVE ASSURANCE LETTER